UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) August 25, 2005


                         Premier Financial Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Kentucky
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                 (State or Other Jurisdiction of Incorporation)

                  0-20908                     61-1206757
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            (Commission File No.)   (IRS Employer Identification No.)


                2883 Fifth Avenue Huntington, West Virginia 25702
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (304) 525-1600
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               Registrant's telephone number, including area code

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

  |_| Written communication pursant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.01.  Regulation FD Disclosure

     On August 25, 2005, Premier issued a press release announcing the Federal Federal Reserve Bank of Cleveland's (FRB) approval of Premier's request to pay the September 30, 2005 quarterly distribution of the Company's 9.75% Trust Preferred Securities payable to shareholders of record on September 15, 2005.

     Under a previously disclosed Written Agreement entered into with the FRB on January 29, 2003, Premier is required to request approval for the payment of quarterly distributions due on the Trust Preferred Securities.


Item 9.01.  Financial Statements and Exhibits

    (c) Exhibit 99.1 - Press Release dated August 25, 2005.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: August 25, 2005              Brien M. Chase, Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated August 25, 2005,
                                        captioned "Premier Financial Bancorp,
                                        Inc. Announces Approval of September
                                        Distribution of Trust Preferred
                                        Securities".